EXHIBIT 23.1

                            DIROCCO & DOMBROW, P.A.
                           3601 WEST COMMERCIAL BLVD.
                                    SUITE 39
                            FT. LAUDERDALE, FL 33309

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


WE CONSENT TO THE INCORPORATION BY REFERENCE IN THIS REGISTRATION STATEMENT ON FORM S-8 OF OUR REPORT DATED APRIL 22, 2003 APPEARING IN THE ANNUAL REPORT ON FORM 10-KSB OF ZKID NETWORK COMPANY FOR THE YEAR ENDED DECEMBER 31, 2002.

DIROCCO, DOMBROW, P.A.

/S/ DIROCCO & DOMBROW, P.A.
---------------------------
FT. LAUDERDALE, FLORIDA
MARCH 11, 2004